UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment #1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2007

ZEALOUS TRADING GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-26383 (Commission File Number)	88-0325940 (I.R.S. Employer Identification Number)

1800 Century Park East, Suite 200, Los Angeles, California 90067
 (Address of principal executive offices) (zip code)

(310) 895-7740
 (Registrant's telephone number, including area code)

Copies to:
 Marc Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

As previously reported, on July 16, 2007, Zealous Trading Group, Inc. (fka Atlantic Syndication Network, Inc.) (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among, wholly owned subsidiary of the registrant ASNI II, INC., a Delaware corporation (the “ASNI-II”) and Zealous Holdings, Inc., a Delaware corporation (the “Zealous”).

On February 15, 2008, the Company, ASNI-II and Zealous entered into an amendment agreement (the “Amendment”), pursuant to which Subsections (ii) and (iii) of Article VIII of the Merger Agreement, which previously required, as a condition to the Merger, that the Company’s stockholders would be asked to adopt the following proposals: “(ii) increasing the number of authorized shares of Company Common Stock from 50,000,000 to 100,000,000 shares, (iii) increasing the authorized shares of Company Common Stock from 500,000 to 1,000,000 shares.”  Pursuant to the Amendment, Subsections (ii) and (iii) of Article VIII of the Merger Agreement were deleted and replaced with the following: “(ii) the increase of the authorized shares of Parent Common Stock fro 50,000,000 to 1,500,000,000 shares, (iii) the authorization of 10,000,000 shares of blank check preferred stock of Parent.”

In addition, Article VII, Section 7.1(b) previously required as a condition to the Merger, that the Merger may be terminated prior to closing “(b) by either the Parent of the Company, if the Closing shall not have been consummated on or before March 1, 2008 (provided that the terminating party is not otherwise in material breach of its obligations under this Agreement), which date may be extended by written agreement of the Parent and the Company; or”.  Pursuant to the Amendment of the Merger Agreement, Section 7.1(b) of the Merger Agreement is hereby amended by deleting  “March 1, 2008”  and replacing it with “April 30, 2008 or such other date as mutually agreed by the respective board of directors.”

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

2.1
Agreement and Plan of Merger, dated as of July 16, 2007, by and among Atlantic Syndication Network, Inc., ASNI-II, Inc. and Zealous Holdings, Inc. dated as of July 16, 2007, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on July 20, 2007 and incorporated herein by reference.

2.2	Amendment to Agreement and Plan of Merger dated as of February 15, 2008.

10.1
Voting Agreement of each of Kent G. Wyatt, Sr. and Sarah Wyatt by and among Atlantic Syndication Network and Zealous Holdings, Inc., dated as of July 16, 2007, previously filed as an exhibit to the Current Report on Form 8-K, filed with the SEC on July 20, 2007 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zealous Trading Group, Inc.

Dated: February 21, 2008	By:	/s/ MILTON C. AULT, III
Name: Milton C. Ault, III
Title: Chief Executive Officer

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